UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 28, 2006
Affiliated Computer Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12665	51-0310342

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2828 North Haskell Avenue, Dallas, Texas

(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (214) 841-6111
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.01 Notice of Failure to Satisfy a Continued Listing Rule or Standard.
Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Amendment No. 3, Consent and Waiver to Credit Agreement
Notice to Directors and Executive Officers
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
On September 26, 2006, Affiliated Computer Services, Inc. (the “Company”), ACS Commercial Solutions, Inc., ACS Education Services, Inc., ACS Enterprise Solutions, Inc., ACS HR Solutions, LLC, ACS Outsourcing Solutions, Inc., ACS State & Local Solutions, Inc., ACS State Healthcare, LLC, ACS TradeOne Marketing, Inc., Buck Consultants, LLC, and ACS Worldwide Lending Limited executed Amendment No. 3, Consent and Waiver, dated as of September 21, 2006, to and under the Credit Agreement (“Amendment No. 3”) with Citicorp USA, Inc., as Administrative Agent (the “Agent”), in order to amend and provide certain consents and waivers under the Credit Agreement, dated as of March 20, 2006 (as amended, the “Credit Agreement”). Amendment No. 3 includes the following provisions, among others:
(1)	Consent to the delivery, on or prior to December 31, 2006, of (i) the financial statements, accountant’s report and compliance certificate for the fiscal year ended June 30, 2006 and (ii) financial statements and related compliance certificates for the fiscal quarters ended June 30, 2006 and September 30, 2006, and waiver of any default arising from the failure to deliver any such financial statements, reports or certificates within the applicable time period provided for in the Credit Agreement, provided that any such failure to deliver resulted directly or indirectly from the previously announced investigation of the Company’s historical stock option practices (the “Options Matter”).
(2)	Waiver of any default or event of default arising from the incorrectness of representations and warranties made or deemed to have been made with respect to certain financial statements previously delivered to the Agent as a result of any restatement, adjustment or other modification of such financial statements resulting directly or indirectly from the Options Matter.
(3)	Waiver of any default or event of default which may arise from the Company’s or its subsidiaries’ failure to comply with reporting covenants under other indebtedness that are similar to those in the Credit Agreement (including any covenant to file any report with the Securities and Exchange Commission or to furnish such reports to the holders of such indebtedness), provided such reporting covenants are complied with on or prior to December 31, 2006.
(4)	Amendments to provisions relating to the permitted uses of the proceeds of revolving loans under the Credit Agreement that, until December 31, 2006, (i) increase to $500 million from $350 million the aggregate principal amount of revolving loans that may be outstanding, the proceeds of which may be used to satisfy the obligations under the Company’s 4.70% Senior Notes due 2010 or 5.20% Notes due 2015 and (ii) decrease to $200 million from $300 million the minimum liquidity (i.e., the aggregate amount of the Company’s unrestricted cash in excess of $50 million and availability under the Credit Agreement’s revolving facility) required after giving effect to such use of proceeds.
As consideration for Amendment No. 3, the Company has paid to the Agent, for the benefit of each lender that consented to Amendment No. 3, a fee equal to 0.1% of the sum of such lender’s revolving credit commitment and the principal amount of such lender’s term loans outstanding.

The above description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 3, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.
Item 3.01 Notice of Failure to Satisfy a Continued Listing Rule or Standard.
The Company has notified the New York Stock Exchange, Inc. (the “NYSE”) that the Company failed to file its Form 10-K in a timely manner, and, as a result, the Company is subject to the procedures specified in the NYSE’s Listed Company Manual. As a result, among other things, the NYSE will monitor the Company and the filing status of the Form 10-K. If the Company has not filed its Form 10-K within six months of its filing due date, the NYSE will determine whether the Company should be given up to an additional six months to file its Form 10-K or may instead commence suspension and delisting procedures. The Company expects to receive a letter from the NYSE regarding these procedures.
Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
In light of the fact that the Company is not in a position to file its Annual Report on Form 10-K for its fiscal year ended June 30, 2006 by September 28, 2006, the Company has temporarily suspended future purchases of its common stock pursuant to the ACS Savings Plan. The suspension will begin at 6:00 PM (Eastern Standard Time) on September 28, 2006 and it is anticipated that the suspension will end when the Company files its Form 10-K (the “Blackout period”). As a result, pursuant to Regulation BTR, on September 28, 2006, the Company sent notices to its directors and executive officers notifying them that, until the end of the Blackout period, they are prohibited from purchasing, selling, or otherwise acquiring or transferring, directly or indirectly, any shares of the Company’s common stock or any other equity security of the Company to the extent that stock or equity security was acquired in connection with employment as an executive officer or services as a director.
This notice regarding the Blackout period was provided to the Company’s executive officers and directors to ensure compliance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. The notice sent to the directors and executive officers regarding the Blackout period is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein. Advance notice of the Blackout period to the Company’s directors and executive officers was not possible due to events that were unforeseeable and circumstances that were beyond the reasonable control of the Company. The Company will notify its executive officers and directors once the ending date of the Blackout period has been determined. Inquiries regarding the Blackout period should be directed to William L. Deckelman, Jr., Executive Vice President, 2828 North Haskell Avenue, Dallas, Texas or by telephone at (214) 841-6111.

Item 7.01 Regulation FD Disclosure.
On September 28, 2006, the Company issued a press release announcing an update with respect to the internal investigation into its historical stock option practices during the period 1994 to date and related disclosure in its Form 10-Q, filed May 15, 2006 in response to a pending informal investigation by the Securities and Exchange Commission (the “SEC”) and a grand jury subpoena issued by the United States Attorney for the Southern District of New York. In that press release the Company also announced, among other things, that it is not in a position to file its Annual Report on Form 10-K for its fiscal year ended June 30, 2006 by September 28, 2006, which was the additional time period permitted under the SEC rules for an issuer to be deemed to have filed in a timely manner. The press release is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.
Pursuant to the rules and regulations of the Securities and Exchange Commission, the information disclosed pursuant to this Item 7.01, including the press release attached as Exhibit 99.2 to this Form 8-K, is deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description
Exhibit 10.1	Amendment No. 3, Consent and Waiver to Credit Agreement, by and among Affiliated Computer Services, Inc., and certain subsidiaries parties thereto and Citicorp USA, Inc., as Administrative Agent.
Exhibit 99.1	Notice to Directors and Executive Officers of Affiliated Computer Services, Inc. dated September 28, 2006.
Exhibit 99.2	Press release issued by the Company on September 28, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 28, 2006

Affiliated Computer Services, Inc.
By:	/s/ William L. Deckelman, Jr.
	Name:	William L. Deckelman, Jr.
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 10.1	Amendment No. 3, Consent and Waiver to Credit Agreement, by and among Affiliated Computer Services, Inc., and certain subsidiaries parties thereto and Citicorp USA, Inc., as Administrative Agent.
Exhibit 99.1	Notice to Directors and Executive Officers of Affiliated Computer Services, Inc. dated September 28, 2006.
Exhibit 99.2	Press release issued by the Company on September 28, 2006.